SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC  20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
================================================================================

     Date of report (Date of earliest event reported):    November 20, 2002


                              AUTOLEND GROUP, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)



(Commission File Number)                      (IRS Employer Identification No.)


            600 CENTRAL AVENUE SW, SUITE 300   ALBUQUERQUE NM  87102
                    (Address of Principal Executive Offices)


                                 (505) 768-1000
                               FAX: (505) 768-1111
              (Registrant's Telephone Number, Including Area Code)



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ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.

     AutoLend Group, Inc. reports the following events have occurred that require disclosure pursuant to either Section 13 or 15(d) of the Securities Exchange Act of 1934:


     I.   Resignation of accounting firm Henderson, Black & Company, LLC.
          --------------------------------------------------------------
          Effective November 20, 2002, the Certified Public Accounting firm of Henderson, Black & Company resigned as outside CPA firm to AutoLend Group, Inc. The accountant's reports issued by Henderson, Black & Company for the past year have been unqualified reports and there have been no modifications as to uncertainty, audit scope, or accounting principles for that period.

          There have been no disagreements with Henderson, Black & Company on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

          The registrant has requested the former accountant to furnish registrant with a letter addressed to the Commission stating whether it agrees with the statements made in this disclosure. Any letter from the former accountant in response to Item 304(a) and disagreeing with any of the statements contained in this 8-K disclosure will be filed by amendment within thirty days of the date of filing.

          A copy of the Henderson, Black & Company letter of resignation is attached hereto and incorporated as Exhibit A.

     II.  Selection of new accounting firm for AutoLend Group, Inc. The Company
          --------------------------------------------------------
          is reviewing candidates for a replacement accounting firm. AutoLend Group, Inc. acknowledges that selection of a new accounting firm will require an supplemental 8-K disclosure.


ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

     Exhibit 16     Letter from Henderson, Black & Company, LLC.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               --------------------------------
                                               (Registrant)


Date                                          By
    ---------------------                       --------------------------------
                                                  L. W. Reynolds, President
                                                  AutoLend  Group,  Inc.


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